                                                                    Exhibit 99.1

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                JANUARY 25, 2006

================================================================================

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $61,349,952
Aggregate Original Principal Balance      $61,475,963
Number of Mortgage Loans                        1,201

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,000   $159,750     $51,187
Outstanding Principal Balance   $ 9,852   $159,245     $51,082

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 180       360              187
Stated remaining Term (mos)(5)      163       357              183
Loan Age (mos)(5)                     2        17                4
Current Interest Rate             7.250%   13.875%          10.566%
Initial Interest Rate Cap (3)        NA        NA               NA
Periodic Rate Cap (3)                NA        NA               NA
Gross Margin (3)                     NA        NA               NA
Maximum Mortgage Rate (3)            NA        NA               NA
Minimum Mortgage Rate (3)            NA        NA               NA
Months to Roll (3)                   NA        NA               NA
Original Loan-to-Value            34.84%   100.00%           99.15%
Credit Score (4)                    543       793              650

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   08/01/2019   10/01/2035

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
LIEN POSITION
1st Lien                 0.00%
2nd Lien               100.00%

OCCUPANCY
Primary                 98.06%
Second Home              1.02%
Investment               0.92%

LOAN TYPE
Fixed Rate             100.00%
ARM                      0.00%

AMORTIZATION TYPE
Fully Amortizing         4.87%
Interest-Only            0.85%
Balloon                 94.28%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2004                            0.06%
2005                           99.94%

LOAN PURPOSE
Purchase                       76.97%
Refinance - Rate/Term           1.32
Refinance - Cashout            21.71

PROPERTY TYPE
Single Family                  69.55%
Planned Unit Development       18.70%
Condominium                     9.50%
Two- to Four-Family             2.25%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
7.001% to 7.500%                5    $   313,949       0.51%      7.420%      707       $62,790       80.06%   100.00%    0.00%
7.501% to 8.000%               14        593,815       0.97       7.809       702        42,415      100.00     89.65     0.00
8.001% to 8.500%               30      1,053,269       1.72       8.336       678        35,109       95.45     74.08     0.00
8.501% to 9.000%               27      1,628,111       2.65       8.905       679        60,300       99.77     56.70     0.00
9.001% to 9.500%               42      2,220,314       3.62       9.345       679        52,865       98.80     48.70     0.00
9.501% to 10.000%             288     17,596,682      28.68       9.958       680        61,100       99.16     24.50     0.43
10.001% to 10.500%            100      4,917,030       8.01      10.360       658        49,170       99.45     45.06     3.91
10.501% to 11.000%            421     21,534,946      35.10      10.945       622        51,152       99.50     38.39     1.18
11.001% to 11.500%            111      4,937,119       8.05      11.317       643        44,479       99.23     46.07     0.00
11.501% to 12.000%             91      3,910,534       6.37      11.854       629        42,973       99.18     32.01     0.00
12.001% to 12.500%             40      1,573,796       2.57      12.288       649        39,345       98.75     19.31     0.00
12.501% to 13.000%             24        809,264       1.32      12.791       642        33,719       99.07     16.04     0.00
13.001% to 13.500%              6        218,298       0.36      13.273       610        36,383      100.00      0.00     0.00
13.501% to 14.000%              2         42,825       0.07      13.783       633        21,413       98.69      0.00     0.00
                            -----    -----------     ------      ------       ---       -------      ------     -----     ----
TOTAL:                      1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%    0.85%
                            =====    ===========     ======      ======       ===       =======      ======     =====     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.250% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.566% per annum.

REMAINING MONTHS TO STATED
MATURITY

                      NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS     MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
157 to 168                 1         34,783       0.00       0.113       639        34,783        1.00      0.00      0.00
169 to 180              1143     58,943,634      96.08      10.561       650        51,569       99.12     36.91      0.00
229 to 240                 5        110,227       0.18      11.151       624        22,045      100.00     59.33      0.00
349 to 360                52      2,261,308       3.69      10.660       647        43,487       99.84     24.90     23.06
                       -----    -----------     ------      ------       ---       -------      ------     -----     -----
TOTAL:                 1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%     0.85%
                       =====    ===========     ======      ======       ===       =======      ======     =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 163 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 183 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                                OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES        LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
--------------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less                  713    $22,743,656      37.07%     10.690%      641       $ 31,899      99.16%    49.47%    0.00%
$50,001 to $100,000              402     28,455,369      46.38      10.564       649         70,784      98.99     33.26     0.96
$100,001 to $150,000              83      9,684,206      15.79      10.329       676        116,677      99.56     15.61     2.58
$150,001 to $200,000               3        466,721       0.76       9.653       649        155,574     100.00     34.12     0.00
                               -----    -----------     ------      ------       ---       --------     ------     -----     ----
TOTAL:                         1,201    $61,349,952     100.00%     10.566%      650       $ 51,082      99.15%    36.49%    0.85%
                               =====    ===========     ======      ======       ===       ========     ======     =====     ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,852 to approximately $159,245 and the average outstanding principal balance of the Mortgage Loans was approximately $51,082.

PRODUCT TYPES

                       NUMBER     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                         OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES           LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
-------------         --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
15 Year Fixed Loans        41    $ 1,137,191       1.85%     11.120%      640       $27,736       99.02%    79.60%     0.00%
20 Year Fixed Loans         5        110,227       0.18      11.151       624        22,045      100.00     59.33      0.00
30 Year Fixed Loans        52      2,261,308       3.69      10.660       647        43,487       99.84     24.90     23.06
15/30 Balloon Loans     1,103     57,841,226      94.28      10.551       651        52,440       99.12     36.05      0.00
                        -----    -----------     ------      ------       ---       -------      ------     -----     -----
TOTAL:                  1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%     0.85%
                        =====    ===========     ======      ======       ===       =======      ======     =====     =====

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------        --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing              92    $ 2,987,346       4.87%     10.905%      641       $32,471       99.50%    49.46%     0.00%
Balloon                    1,103     57,841,226      94.28      10.551       651        52,440       99.12     36.05      0.00
60 Month Interest-Only         6        521,379       0.85      10.363       661        86,896      100.00     10.74     100.00
                           -----    -----------     ------      ------       ---       -------      ------     -----     -----
TOTAL:                     1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%     0.85%
                           =====    ===========     ======      ======       ===       =======      ======     =====     =====

ADJUSTMENT TYPE

                     NUMBER     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                       OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                    MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Fixed Rate            1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%     0.85%
                      -----    -----------     ------      ------       ---       -------      ------     -----      ----
TOTAL:                1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%     0.85%
                      =====    ===========     ======      ======       ===       =======      ======     =====      ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE                            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
-----                           --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                               6   $   135,647     0.22%     11.000%     626      $22,608      98.92%   77.13%   0.00%
Alaska                                6       291,084     0.47      10.772      630       48,514     100.00    59.33    0.00
Arizona                              60     2,910,917     4.74      10.693      643       48,515      99.16    33.89    0.00
Arkansas                              5       134,517     0.22      11.018      648       26,903     100.00    36.93    0.00
California                          310    24,322,675    39.65      10.284      661       78,460      98.81    29.81    1.58
Colorado                             37     1,594,095     2.60      11.121      632       43,084      99.43    34.05    0.00
Connecticut                           4       163,271     0.27      10.145      680       40,818     100.00    26.02    0.00
Delaware                              4       242,749     0.40      10.597      666       60,687     100.00    59.30    0.00
District of Columbia                  1        38,338     0.06      10.990      617       38,338     100.00     0.00    0.00
Florida                             167     7,239,831    11.80      10.998      650       43,352      99.18    26.51    0.00
Georgia                              49     1,757,567     2.86      10.860      639       35,869      98.95    39.10    4.67
Idaho                                 4       128,398     0.21      11.071      666       32,100     100.00    24.08    0.00
Illinois                             67     2,844,173     4.64      10.792      650       42,450      99.63    42.52    0.00
Indiana                               8       189,376     0.31      11.175      649       23,672     100.00    65.23    0.00
Iowa                                  8       171,389     0.28       9.533      658       21,424      98.74   100.00    0.00
Kansas                                8       232,665     0.38      11.019      624       29,083     100.00    60.43    0.00
Kentucky                              5       187,713     0.31      11.147      613       37,543      98.56    55.60    0.00
Louisiana                             2        35,192     0.06      11.845      638       17,596     100.00    44.39    0.00
Maine                                 3        96,204     0.16      11.126      615       32,068     100.00   100.00    0.00
Maryland                             38     2,316,037     3.78      10.646      640       60,948      99.72    33.82    2.42
Massachusetts                         9       514,178     0.84      10.225      654       57,131      99.36    20.71    0.00
Michigan                             17       661,037     1.08      11.000      635       38,885      99.88    33.21    0.00
Minnesota                            18       708,240     1.15      10.722      633       39,347      99.42    40.14    0.00
Missouri                             50     1,488,843     2.43      10.686      633       29,777      99.02    64.20    0.00
Nebraska                              1        16,972     0.03      11.500      599       16,972     100.00   100.00    0.00
Nevada                               26     1,675,320     2.73      10.531      638       64,435      99.67    29.72    0.00
New Hampshire                         1        41,083     0.07       8.875      620       41,083     100.00   100.00    0.00
New Jersey                            9       474,393     0.77      10.329      655       52,710      98.98    38.83    0.00
New Mexico                            2        56,316     0.09      10.915      616       28,158     100.00    49.68    0.00
New York                              8       438,832     0.72      11.254      657       54,854      98.88    27.07    0.00
North Carolina                       28       989,345     1.61      10.809      633       35,334      99.28    71.73    0.00
Ohio                                 20       555,276     0.91      11.620      650       27,764      99.82    40.78    0.00
Oklahoma                             11       236,112     0.38      11.005      618       21,465     100.00    92.36    0.00
Oregon                               22     1,047,684     1.71      10.297      645       47,622      98.48    61.47    0.00
Pennsylvania                          9       167,469     0.27      11.062      618       18,608     100.00    80.95    0.00
Rhode Island                          5       214,118     0.35      10.391      676       42,824     100.00     0.00    0.00
South Carolina                       12       419,990     0.68      10.302      648       34,999      99.05    67.04    0.00
Tennessee                            14       378,899     0.62      10.267      634       27,064      99.27    47.44    0.00
Texas                                35     1,032,625     1.68      10.370      641       29,504      99.82    39.67    0.00
Utah                                 19       602,532     0.98       9.933      640       31,712      99.19    69.17    0.00
Virginia                             29     1,748,141     2.85      10.710      650       60,281      99.99    19.71    0.00
Washington                           53     2,514,979     4.10      10.511      639       47,452      99.16    66.23    0.00
West Virginia                         1        65,285     0.11      11.990      605       65,285     100.00   100.00    0.00
Wisconsin                            10       270,443     0.44      10.970      629       27,044      99.30    22.32    0.00
                                  -----   -----------   ------      ------      ---      -------      -----    -----    ----
TOTAL:                            1,201   $61,349,952   100.00%     10.566%     650      $51,082      99.15%   36.49%   0.85%
                                  =====   ===========   ======      ======      ===      =======      =====    =====    ====

No more than approximately 0.86% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL               MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
--------------------            --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                       3    $   184,451      0.30%     8.974%     610      $61,484      41.70%  100.00%   0.00%
65.01% to 70.00%                     1         32,937      0.05      9.750      672       32,937      65.26   100.00    0.00
70.01% to 75.00%                     1         34,799      0.06      8.500      617       34,799      72.81   100.00    0.00
75.01% to 80.00%                     3        176,592      0.29      8.775      674       58,864      77.71   100.00    0.00
80.01% to 85.00%                     6        266,733      0.43      9.490      623       44,455      83.05    67.46    0.00
85.01% to 90.00%                    21        916,914      1.49     10.465      650       43,663      89.64    28.02    0.00
90.01% to 95.00%                    80      3,352,395      5.46     10.770      648       41,905      94.44    56.66    0.00
95.01% to 100.00%                1,086     56,385,132     91.91     10.574      651       51,920      99.95    34.80    0.92
                                 -----    -----------    ------     ------      ---      -------      -----    -----    ----
TOTAL:                           1,201    $61,349,952    100.00%    10.566%     650      $51,082      99.15%   36.49%   0.85%
                                 =====    ===========    ======     ======      ===      =======      =====    =====    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 34.84% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.15%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.09%.

LOAN PURPOSE

                                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------                    --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                            896   $47,218,705     76.97%    10.555%     654      $52,699     99.79%    28.07%   0.75%
Refinance - Cashout                 285    13,320,430     21.71     10.615      639       46,738     96.99     64.56    1.25
Refinance - Rate Term                20       810,817      1.32     10.417      643       40,541     97.50     65.58    0.00
                                  -----   -----------    ------     ------      ---      -------     ------    -----    ----
TOTAL:                            1,201   $61,349,952    100.00%    10.566%     650      $51,082     99.15%    36.49%   0.85%
                                  =====   ===========    ======     ======      ===      =======     =====     =====    ====

PROPERTY TYPE

                                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
-------------                   --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                       867   $42,669,278     69.55%    10.533%     649      $49,215      99.03%   39.35%    1.03%
Planned Unit Development            194    11,472,087     18.70     10.643      650       59,134      99.27    30.12     0.71
Condominium                         115     5,826,957      9.50     10.571      652       50,669      99.86    29.78     0.00
Two- to Four-Family                  25     1,381,630      2.25     10.943      672       55,265      99.03    29.16     0.00
                                  -----   -----------    ------     ------      ---      -------      -----    -----     ----
TOTAL:                            1,201   $61,349,952    100.00%    10.566%     650      $51,082      99.15%   36.49%    0.85%
                                  =====   ===========    ======     ======      ===      =======      =====    =====     ====

DOCUMENTATION

                                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE   ORIGINAL    FULL   PERCENT
ACOUSTIC                          LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC      IO
--------                        --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation                308   $18,175,385     29.63%    10.484%     656      $59,011      99.80%    0.00%   0.00%
Full Documentation                  155     7,863,910     12.82     10.684      625       50,735      99.57   100.00    0.00
Limited Documentation                12       896,683      1.46     10.684      624       74,724     100.00     0.00    0.00
                                  -----   -----------    ------     ------      ---      -------      -----    -----    ----
TOTAL:                              475   $26,935,978     43.91%    10.549%     646      $56,707      99.74%   29.19%   0.00%
                                  =====   ===========    ======     ======      ===      =======      =====    =====    ====
NOVASTAR
Stated Documentation                107   $ 6,627,658     10.80%    10.670%     661      $61,941      99.66%    0.00%   0.00%
Full Documentation                  101     3,991,585      6.51     10.552      638       39,521      99.13   100.00    0.00
No Documentation                     11       527,220      0.86     11.473      721       47,929      98.03     0.00    0.00
Limited Documentation                 2        73,871      0.12     11.254      619       36,935     100.00     0.00    0.00
NINA                                  1        23,570      0.04     12.600      758       23,570     100.00     0.00    0.00
                                  -----   -----------    ------     ------      ---      -------      -----    -----    ----
TOTAL:                              222   $11,243,903     18.33%    10.673%     656      $50,648      99.40%   35.50%   0.00%
                                  =====   ===========    ======     ======      ===      =======      =====    =====    ====
COMUNITY
Full Documentation                  161   $ 6,275,304     10.23%     9.782%     635      $38,977      96.55%  100.00%   0.00%
Stated Documentation                 55     2,118,663      3.45     11.435      662       38,521      99.08     0.00    0.00
Alternative Documentation             8       563,557      0.92      9.639      651       70,445      99.50     0.00    0.00
                                  -----   -----------    ------     ------      ---      -------      -----    -----    ----
TOTAL:                              224   $ 8,957,524     14.60%    10.164%     642      $39,989      97.34%   70.06%   0.00%
                                  =====   ===========    ======     ======      ===      =======      =====    =====    ====
OTHER
Full Documentation                  104   $ 4,255,232      6.94%    10.753%     627      $40,916      98.42%  100.00%   1.32%
Stated Documentation                119     7,245,847     11.81     10.669      677       60,889      99.06     0.00    6.42
Other Documentation                  57     2,711,467      4.42     11.058      658       47,570      99.63     0.00    0.00
                                  -----   -----------    ------     ------      ---      -------      -----    -----    ----
TOTAL:                              280   $14,212,546     23.17%    10.768%     659      $50,759      98.98%   29.94%   3.67%
                                  =====   ===========    ======     ======      ===      =======      =====    =====    ====
GRAND TOTAL:                      1,201   $61,349,952    100.00%    10.566%     650      $51,082      99.15%   36.49%   0.85%
                                  =====   ===========    ======     ======      ===      =======      =====    =====    ====

OCCUPANCY

               NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                 OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY       LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
---------     --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Primary         1,170    $60,160,021      98.06%     10.550%      650       $51,419      99.21%     36.64%    0.87%
Second Home        15        628,338       1.02      11.300       705        41,889      97.91      29.83     0.00
Investment         16        561,592       0.92      11.495       664        35,100      93.51      28.15     0.00
                -----    -----------     -------     ------       ---       -------      -----      -----     ----
TOTAL:          1,201    $61,349,952     100.00%     10.566%      650       $51,082      99.15%     36.49%    0.85%
                =====    ===========     ======      ======       ===       =======      =====      =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                      NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE   MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)               LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
2                        293    $15,487,487      25.24%     10.714%      644       $52,858       99.71%    23.77%     0.00%
3                        304     16,940,047      27.61      10.748       643        55,724       99.35     28.34      0.48
4                        168      8,434,376      13.75      10.134       661        50,205       97.92     55.52      0.66
5                        226     11,097,144      18.09      10.472       655        49,102       98.89     39.73      0.00
6                        130      6,542,893      10.66      10.396       660        50,330       99.20     54.05      2.05
7                         69      2,483,352       4.05      10.736       654        35,991       99.34     44.88     10.04
8                          7        165,919       0.27      10.951       627        23,703      100.00     74.80      0.00
9                          1         21,910       0.04      10.750       581        21,910      100.00    100.00      0.00
10                         2        142,040       0.23      10.074       671        71,020      100.00     11.00      0.00
17                         1         34,783       0.06      11.250       639        34,783      100.00      0.00      0.00
                       -----    -----------     ------      ------       ---       -------       -----     -----      ----
TOTAL:                 1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%     0.85%
                       =====    ===========     ======      ======       ===       =======       =====     =====      ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
None                      790    $40,103,496      65.37%     10.640%      647       $50,764       99.51%    36.16%    0.14%
6 Months                    1         59,938       0.10      11.125       624        59,938      100.00    100.00     0.00
12 Months                  15        950,734       1.55      11.035       658        63,382       98.96     30.43     0.00
24 Months                 269     14,676,769      23.92      10.477       658        54,560       99.25     30.65     2.21
36 Months                 126      5,559,013       9.06      10.181       653        44,119       96.29     54.63     2.54
                        -----    -----------     ------      ------       ---       -------       -----     -----     ----
TOTAL:                  1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%    0.85%
                        =====    ===========     ======      ======       ===       =======       =====     =====     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF        MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT SCORES     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------   --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
526 to 550            1    $    28,567       0.05%     10.750%      543       $28,567      100.00%     0.00%    0.00%
551 to 575            7        329,639       0.54      10.753       572        47,091       94.28    100.00     0.00
576 to 600          156      6,484,072      10.57      11.083       591        41,565       98.50     79.88     0.00
601 to 625          293     13,781,031      22.46      10.995       613        47,034       99.01     46.79     0.41
626 to 650          276     13,776,953      22.46      10.759       638        49,916       99.22     36.11     0.00
651 to 675          214     11,905,620      19.41      10.323       662        55,634       99.50     22.23     3.28
676 to 700          112      6,439,474      10.50      10.095       687        57,495       99.38     19.85     1.16
701 to 725           67      3,817,041       6.22       9.741       713        56,971       99.65     22.85     0.00
726 to 750           38      2,578,172       4.20       9.719       737        67,847       98.65     12.68     0.00
751 to 775           24      1,503,029       2.45      10.228       763        62,626       99.34     17.56     0.00
776 to 800           13        706,353       1.15      10.287       782        54,335       99.43      9.53     0.00
                  -----    -----------     ------      ------       ---       -------       -----     -----     ----
TOTAL:            1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%    0.85%
                  =====    ===========     ======      ======       ===       =======       =====     =====     ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 543 to 793 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.

CREDIT GRADE

                NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                  OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
               MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ACOUSTIC         LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------       --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
AA                 377    $21,489,776      35.03%     10.542%      646       $57,002       99.73%    26.98%    0.00%
A                   98      5,446,202      22.43      10.577       645        55,573       99.77     37.95     0.00
                 -----    -----------     ------      ------       ---       -------       -----     -----     ----
TOTAL:             475    $26,935,978      43.91%     10.549%      646       $56,707       99.74%    29.19%    0.00%
                 =====    ===========     ======      ======       ===       =======       =====     =====     ====
NOVASTAR
Alt A              134    $ 7,332,442      11.95%     10.698%      666       $54,720       99.48%    22.68%    0.00%
M1                  87      3,890,305      39.24      10.629       637        44,716       99.24     59.31     0.00
M2                   1         21,156       5.19        10.4       608        21,156      100.00    100.00     0.00
                 -----    -----------     ------      ------       ---       -------       -----     -----     ----
TOTAL:             222    $11,243,903      18.33%     10.673%      656       $50,648       99.40%    35.50%    0.00%
                 =====    ===========     ======      ======       ===       =======       =====     =====     ====
COMUNITY
AAA                  1    $    25,058       0.04%     10.375%      644       $25,058       99.19%   100.00%    0.00%
AA+                220      8,774,770      83.83      10.159       643        39,885       97.29     69.43     0.00
AA                   2         82,086       1.58      10.763       619        41,043       98.93    100.00     0.00
B                    1         75,610       1.32          10       577        75,610      100.00    100.00     0.00
                 -----    -----------     ------      ------       ---       -------       -----     -----     ----
TOTAL:             224    $ 8,957,524      14.60%     10.164%      642       $39,989       97.34%    70.06%    0.00%
                 =====    ===========     ======      ======       ===       =======       =====     =====     ====
OTHER
TOTAL:             280    $14,212,546      23.17%     10.768%      659       $50,759       98.98%    29.94%    3.67%
                 =====    ===========     ======      ======       ===       =======       =====     =====     ====
GRAND TOTAL:     1,201    $61,349,952     100.00%     10.566%      650       $51,082       99.15%    36.49%    0.85%
                 =====    ===========     ======      ======       ===       =======       =====     =====     ====

ORIGINATOR

                       NUMBER     AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ORIGINATOR              LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------            --------   -----------   ----------   --------   --------   -----------   --------   -------   -------
Acoustic Home Loans       475    $26,935,978      43.91%     10.549%      646       $56,707      99.74%     29.19%    0.00%
NovaStar Mortgage         222     11,243,903      18.33      10.673       656        50,648      99.40      35.50     0.00
ComUnity Lending          224      8,957,524      14.60      10.164       642        39,989      97.34      70.06     0.00
Other                     280     14,212,546      23.17      10.768       659        50,759      98.98      29.94     3.67
                        -----    -----------     ------      ------       ---       -------      -----      -----     ----
TOTAL:                  1,201    $61,349,952     100.00%     10.566%      650       $51,082      99.15%     36.49%    0.85%
                        =====    ===========     ======      ======       ===       =======      =====      =====     ====